UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): August 7, 2009

American Oriental Bioengineering, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

001-32569	84-0605867
(Commission File Number)	(IRS Employer Identification No.)

1 Liangshuihe First Ave, Beijing E-Town Economic and Technology Development Area, E-Town,
Beijing, 100176, People’s Republic of China

(Address of principal executive offices and zip code)

011-86-10-5982-2039

(Registrant's telephone number including area code)

 (Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes in Registrant’s Certifying Accountant.

On August 7, 2009, the Audit Committee of the Board of Directors of American Oriental Bioengineering, Inc. (the “Company”) approved the engagement of Ernst & Young Hua Ming (“EY”) as the Company’s independent registered public accounting firm for the year ending December 31, 2009.  On August 10, 2009, the Board of Directors of the Company terminated the engagement of Weinberg & Company, P.A. (“Weinberg”) as the independent registered public accounting firm of the Company, effective August 10, 2009.

During the years ended December 31, 2006, 2007 and 2008 and through August 10, 2009, there were no disagreements with Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weinberg, would have caused Weinberg to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements for such years.

The reports of Weinberg on the Company’s consolidated financial statements for the years ended December 31, 2006, 2007 and 2008 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2006, 2007 and 2008 and through August 10, 2009, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

During the years ended December 31, 2006, 2007 and 2008 and through August 10, 2009, neither the Company nor anyone on its behalf has consulted with EY with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to any accounting , auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Weinberg with a copy of the above disclosures, and has requested that Weinberg furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above.  A copy of Weinberg’s letter dated August 13, 2009 is attached as Exhibit 16.1 to this Report.

Item 9.01      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

16.1	Letter from Weinberg & Company, P.A., dated August 13, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ORIENTAL BIOENGINEERING, INC.

By:	/s/ Tony Liu
Name: Tony Liu
Title: Chairman and Chief Executive Officer

Dated: August 13, 2009

Exhibit Index

Exhibit No.	Description

16.1	Letter from Weinberg & Company, P.A., dated August 13, 2009